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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of General Maritime Corporation on Form S-8 of our report dated February 22, 2002, appearing in the Annual Report on Form 10-K of General Maritime Corporation for the year ended December 31, 2001.

Deloitte & Touche LLP
New York, New York

November 26, 2002

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT